UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 12 or 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2001


                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)

               MINNESOTA                0-16106             41-1347235
     (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)          File Number)     Identification No.)

                        2950 NE 84TH LANE
                         BLAINE, MINNESOTA                       55449
             (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995


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Item  5.  Other  Events.

On September 19, 2001, the Board of Directors of APA Optics, Inc. (the "Company"), authorized the repurchase of up to the greater of 500,000 shares or $2,000,000 of the Company's Common Stock. The repurchase may be made in the open market or in negotiated transactions until September 30, 2002. The shares may be used for issuance upon exercise of stock options and warrants. The timing and amount of repurchase will depend upon market conditions.

Item  7.  Financial  Statements  and  Exhibits.

          (c)     Exhibits

                  99     Press  Release  dated  September  19,  2001


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September  19,  2001

                              APA  OPTICS,  INC.
                                   (Registrant)


                              By:  /s/ Anil  K.  Jain
                                  --------------------------
                                  Anil  K.  Jain
                                  Chief  Executive  Officer


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                                  EXHIBIT INDEX


                                                Page No. in Sequentially
  Exhibit            Description of Exhibit          Numbered Copy
  -------            ----------------------     ------------------------

                     Press Release dated
    99               September 19, 2001


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